MassMutual Evolution

Supplement dated August 2, 2005

to the Prospectus dated May 1, 2005

Effective September 12, 2005, the Guaranteed Minimum Accumulation Benefit (GMAB) section of the prospectus, appearing on pages 40 through 42, is replaced in its entirety with the following:

Guaranteed Minimum Accumulation Benefit (GMAB)

What is the GMAB? If you elect the GMAB we guarantee that at the end of your benefit period, your contract value will equal no less than a specified amount called the GMAB value. The GMAB may provide protection in the event of lower contract values that may result from the investment performance of the contract.

If you elect the GMAB you must choose one of two available benefit periods: the 10 year benefit period with reset option or the 20 year benefit period. You may only make this choice at the time your contract is issued.

10 year benefit period with reset option. You may elect a 10 year benefit period with an option to reset. This benefit period will initially end upon your 10th contract anniversary, with the option to reset the benefit period as of your 2nd contract anniversary and each subsequent contract anniversary.

The Reset option. The option to reset means that on your 2nd contract anniversary and each subsequent contract anniversary you may elect to:

a)	start your 10 year benefit period over again. For example, if you reset as of your 2nd contract anniversary, your 10 year benefit period will end on your 12th contract anniversary; and

b)	reset your GMAB value so it equals your contract value as of that contract anniversary.

If you want to apply the reset option to your upcoming contract anniversary, you must submit a written request to the Annuity Service Center within 30 calendar days prior to that contract anniversary. If we receive your request outside of the 30 day window, your request will not be implemented.

If you request a reset and on the date we are to implement the reset your contract value is less than the current GMAB value, the reset will not occur and the existing benefit period and GMAB value will remain in place.

After you reach age 90 (age 80 for contracts issued in New York), the reset option is no longer available to you.

If we issued your contract prior to September 12, 2005, and you elected the GMAB feature when your contract was issued, your 10 year GMAB feature will remain the same except now it will include the reset option.

20 year benefit period. You may elect a 20 year benefit period (26 year benefit period for contracts issued in New York). This option does not include a reset feature and it is not available in contracts issued prior to September 12, 2005.

Required participation in the Asset Allocation Program. In order to participate in the GMAB, you must participate in the Asset Allocation Program and select one of the asset allocation models offered. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. You can choose to change your asset allocation model at any time. While participating in the Asset Allocation Program and the GMAB you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a change of model, you must first terminate the GMAB, and then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMAB, but you can re-elect participation in the Asset Allocation Program. For additional detail on the Asset Allocation Program, see “Transfers and Transfer Programs – Asset Allocation Program.”

Subsequent Payments with GMAB & the Asset Allocation Program. If you allocate a subsequent purchase payment in a manner that does not follow the asset allocation model, we will apply your payment as you request. However, while you are participating in an asset allocation model, we will periodically rebalance your contract value among the investment choices to maintain the asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in the asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with the asset allocation model. We do not allow you to allocate purchase payments or contract value to the fixed accounts while participating in the GMAB.

Eligibility for the GMAB Value. You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue;

2.	You remain in your contract until the end of your benefit period; and

3.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until the end of your benefit period.

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. At the end of your benefit period the GMAB will terminate. No benefits or charges will accrue thereafter.

What happens at the end of the benefit period? If you have never requested a reset, then at the end of your benefit period, if the GMAB value is greater than your contract value applicable to purchase payments made during the first two contract years (adjusted for withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

If you previously requested the reset and we applied the reset, then at the end of your benefit period, if the GMAB value is greater than your contract value as of the date of the latest reset (adjusted for subsequent withdrawals and investment experience), we will credit your contract value on the next business day so that your contract value equals the GMAB value. If the GMAB value is less, we will not credit your contract value.

Payment of any credit. Any credit paid due to your election of GMAB will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to the Oppenheimer Money Fund/VA. Electing GMAB does not guarantee a credit will be paid.

How is the GMAB value calculated? For the 10 year benefit period, the GMAB value will equal your total purchase payments made to the contract as of the end of your 2nd contract year, reduced by an adjustment for any withdrawals.

If the benefit is reset, then the GMAB value is equal to the contract value at the time of reset, reduced by an adjustment for subsequent withdrawals.

For the 20 year benefit period (26 year for contracts issued in New York), the GMAB value will equal two times your total purchase payments made to the contract as of the end of your second contract year, reduced by an adjustment for withdrawals.

For all benefit periods, the adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB.

What does the GMAB cost? If you elect the GMAB, we will deduct a charge from your contract value in the funds. This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.00%. There is no additional charge for the reset option on the 10 year GMAB feature.

How do I elect the GMAB? To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued; and

•	Elect to participate in the Asset Allocation Program.

Additionally, at the time we issue your contract, you must meet the age requirements as follows:

To elect the 10 year benefit period you must not have attained age 90 (age 80 for contracts issued in New York).

To elect the 20 year benefit period (26 year benefit period for contracts issued in New York) you must not have attained age 80 (age 64 for contracts issued in New York).

Once we issue your contract, you cannot elect the GMAB.

The GMAB may not be available in all states.

Can I cancel the GMAB? We will terminate your election of the GMAB on the business day we receive our fully completed form at our Annuity Service Center. We will not refund charges already deducted for the GMAB. However, the charge for this feature will be discontinued on the business day we receive our fully completed form at our Annuity Service Center. Once the GMAB is terminated, it cannot be re-elected.

Additional restrictions. If you elect the GMAB, you cannot participate in the Guaranteed Minimum Income Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMAB Considerations

This benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature. Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

While participating in the GMAB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

If you elect the GMAB, currently, you cannot allocate any contract value to the fixed accounts.

Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because the GMAB has limited usefulness if the contract is subject to IRS minimum distribution requirements.

Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.